UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 18, 2017

RAIT Financial Trust

__________________________________________

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Logan Square, 100 N. 18th St., 23rd Floor, Philadelphia, Pennsylvania		19103
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(215) 207-2100

N/A

________________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 18, 2017, RAIT Financial Trust ("RAIT"), its subsidiary, RAIT CRE Conduit IV, LLC ("RAIT CRE Conduit IV"), and Barclays Bank PLC ("Barclays") entered into the Second Amendment (the "Second MRA Amendment") to the previously disclosed Master Repurchase Agreement dated as of December 23, 2014 between RAIT CRE Conduit IV and Barclays, as amended (the "Barclays Floating MRA"). The Second MRA Amendment amended, among other things, the definition of the term “Termination Date” in the Barclays Floating MRA to extend the termination date of the Barclays Floating MRA to the earlier of June 18, 2018 and the day on which an event of default occurs thereunder (after all applicable grace, notice and/or cure periods).  The above summary of the Second MRA Amendment does not purport to be complete and is qualified in its entirety by the Second MRA Amendment attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Barclays and certain of its affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. Barclays and its related entities have engaged, and may in the future engage, in commercial and investment banking transactions with RAIT and its affiliates in the ordinary course of their business. They have received, and expect to receive, customary compensation and expense reimbursement for these commercial and investment banking transactions. Furthermore, an affiliate of Barclays acts as a hedge counterparty in connection with certain capped call transactions that RAIT has entered into in connection with the issuance of its 4.00% Convertible Senior Notes Due 2033.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Second Amendment to Master Repurchase Agreement dated December 18, 2017 among RAIT CRE Conduit IV, LLC, as seller, Barclays Bank PLC, as purchaser, and RAIT Financial Trust, as guarantor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

December 20, 2017	By:	/s/ Scott L.N. Davidson

Name: Scott L.N. Davidson
Title: Chief Executive Officer and President